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                                                                     Exhibit a.2

                             ACORN INVESTMENT TRUST

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                 AMENDMENT TO AGREEMENT AND DECLARATION OF TRUST

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         The undersigned, being a majority of the duly elected and qualified
Trustees of Acorn Investment Trust, a voluntary association with transferable shares organized under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated April 21, 1992 ( the "Declaration of Trust"), do hereby amend the Declaration of Trust as follows and hereby consent to such amendment effective as of September 29, 2000:

         Article I, Section 1 is deleted and the following is inserted in lieu thereof:

                  Section 1. This Trust shall be known as "Liberty Acorn Trust,"
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         and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

         This instrument may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall be one instrument.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of this 24/th/ day of September 2000.

/s/ Irving B. Harris                        Trustee and chairman            )
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Irving B. Harris                                                            )
                                                                            )
/s/ Leo A. Guthart                          Trustee                         )
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Leo A. Guthart                                                              )
                                                                            )
/s/ Jerome Kahn, Jr.                        Trustee                         )
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Jerome Kahn, Jr.                                                            )
                                                                            )
/s/ Steven N. Kaplan                        Trustee                         )
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Steven N. Kaplan                                                            )
                                                                            )
/s/ David C. Kleinman                       Trustee                         )
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David C. Kleinman                                                           )
                                                                            )
/s/ James H. Lorie                          Trustee                         )
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James H. Lorie                                                              )
                                                                            )

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/s/ Charles P. McQuaid                      Trustee                         )
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Charles P. McQuaid                                                          )
                                                                            )
/s/ Roger S. Meier                          Trustee                         )
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Roger S. Meier                                                              )
                                                                            )
/s/ Allan B. Muchin                         Trustee                         )
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Allan B. Muchin                                                             )
                                                                            )
/s/ Robert E. Nason                         Trustee                         )
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Robert E. Nason                                                             )
                                                                            )
/s/ Katherine Schipper                      Trustee                         )
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Katherine Schipper                                                          )
                                                                            )
/s/ Ralph Wanger                            Trustee and President           )
------------------------------------        (principal executive officer)   )
Ralph Wanger                                                                )